Exhibit 4(a)


[SPECIMEN STOCK CERTIFICATE]

                                   R

     RE

                  ROANOKE ELECTRIC STEEL CORPORATION
      INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

                                                      CUSIP 769841 10 7
                                                        See Reverse for
                                                    Certain Definitions


THIS CERTIFIES THAT                                    is the owner of



                              [SPECIMEN]

                           Countersigned:
                                 WACHOVIA BANK AND TRUST COMPANY, N.A.
                                 (Winston-Salem, N.C.) Transfer Agent
                           By

                                            Authorized Signature



           fully paid and non-assessable shares of the Common Capital Stock of no par value of

ROANOKE ELECTRIC STEEL CORPORATION transferable only on the books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

                This certificate is not valid unless countersigned by the Transfer Agent.

In Witness Whereof, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers under the facsimile Seal of the Corporation in Roanoke, Virginia.

Dated:


s/Thomas J. Crawford       [Corporate Seal of          s/Donald G. Smith
     Secretary             Roanoke Electric Steel           President
                           Corporation - Virginia
                           1995]

                  ROANOKE ELECTRIC STEEL CORPORATION

     AT SUCH TIME AS THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS, IT WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST TO THE OFFICE OF THE CORPORATION IN ROANOKE, VIRGINIA, AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF ANY PREFERRED OR SPECIAL CLASS AUTHORIZED TO BE ISSUED IN SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF ANY PREFERRED OR SPECIAL CLASS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common         UNIF GIFT MIN
     TEN ENT - as tenants by the            ACT -           Custodian
               entireties                               ---           ---
     JT TEN - as joint tenants with                    (Cust)       (Minor)
              right of survivorship                    under Uniform
              and not as tenants                       Gifts to Minors
              in common                                Act
                                                            -----------
                                                              (State)

           Additional abbreviations may also be used though not in the above list.

           For value received,          , hereby sell, assign and transfer
unto                          ----------
           PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE

           [                     ]


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(Please print or typewrite name and address, including zip code, of assignee.

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---------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                             , Attorney to
                                   ----------------------------
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                           --------------------------------------------
                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.